EXHIBIT 10.23

                                                                    1997 EDITION

                                                          AIA DOCUMENT A101-1997

Standard Form of Agreement Between Owner and Contractor where the basis of payment is a STIPULATED SUM

AGREEMENT made as of the Third             day of December
in the year 2004
(In words, indicate day, month and year)

BETWEEN the Owner:                         Mercantile Bank of West Michigan
(Name, address and other information)      5650 Byron Center Avenue
                                           Wyoming, MI 49509

and the Contractor:                        Rockford Construction Company, Inc.
(Name, address and other information)      8165 Graphic Drive Belmont, MI 49306

The Project is:                            Mercantile Bank of West Michigan
(Name and location)                        Holland Main Office
                                           880 East 16th Street
                                           Holland, MI

The Architect is:                          Concept Design Group
(Name, address and other information)      89 Monroe Center
                                           Grand Rapids, MI 49503

The Owner and Contractor agree as follows.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

[LOGO]

(C) 1997 AIA (R)
AIA DOCUMENT A101-1997
OWNER-CONTRACTOR
AGREEMENT

The American Institute
of Architects 1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

--------------------------------------------------------------------------------

Copyright 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977,
1987, (C) 1997 by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution.

WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.

ARTICLE 1 THE CONTRACT DOCUMENTS

     The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 8.

ARTICLE 2 THE WORK OF THIS CONTRACT

     The Contractor shall fully execute the Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others.

ARTICLE 3 DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

     3.1 The date of commencement of the Work shall be the date of this Agreement unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.

     (Insert the date of commencement if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)

     If, prior to the commencement of the Work, the Owner requires time to file mortgages, mechanic's liens and other security interests, the Owner's time requirement shall be as follows:

     3.2 The Contract Time shall be measured from the date of commencement. December 5, 2003

     3.3 The Contractor shall achieve Substantial Completion of the entire Work not later than September 10, 2004 days from the date of commencement, or as follows:

     (Insert number of calendar days. Alternatively, a calendar date may be used when coordinated with the date of commencement. Unless stated elsewhere in the Contract Documents, insert any requirements for earlier Substantial Completion of certain portions of the Work.)

     Per Exhibit "C"

     , subject to adjustments of this Contract Time as provided in the Contract Documents.

     (Insert provisions, if any, for liquidated damages relating to failure to complete on time or for bonus payments for early completion of the Work.)

[LOGO]

(C) 1997 AIA (R)
AIA DOCUMENT A101-1997
OWNER-CONTRACTOR
AGREEMENT

The American Institute
of Architects 1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.

ARTICLE 4 CONTRACT SUM

     4.1 The Owner shall pay the Contractor the Contract Sum in current funds for the Contractor's performance of the Contract. The Contract Sum shall be Three million, eighty one thousand, seven hundred seventy two Dollars($3,081,772 ), 30 dollars and thirty cents subject to additions and deductions as provided in the Contract Documents.

     4.2 The Contract Sum is based upon the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the
     Owner:

     (State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date when that amount expires.)

          See Attached Contract Sum Exhibit "B"

     4.3  Unit prices, if any, are as follows:

          See Attached Bid Form Exhibit "B"

ARTICLE 5 PAYMENTS

     5.1  PROGRESS PAYMENTS

     5.1.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

     5.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

     5.1.3 Provided that an Application for Payment is received by the Architect not later than the Thirtieth day of a month, the Owner shall make payment to the Contractor not later than the Thirtieth day of the Following month. If an Application for Payment is received by the Architect after the application date fixed above, payment shall be made by the Owner not later than Thirty (30) days after the Architect receives the Application for Payment.

     5.1.4 Each Application for Payment shall be based on the most recent schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of values shall allocate the entire Contract Sum among the various portions of the Work. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

[LOGO]

(C) 1997 AIA (R)
AIA DOCUMENT A101-1997
OWNER-CONTRACTOR AGREEMENT

The American Institute
of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.

     5.1.5 Applications for Payment shall indicate the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.

     5.1.6 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

          .1 Take that portion of the Contract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the Contract Sum allocated to that portion of the Work in the schedule of values, less retainage of Five percent (5 %).
               Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Subparagraph 7.3.8 of AIA Document A201-1997;

          .2 Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of Five percent (5 %);

          .3   Subtract the aggregate of previous payments made by the Owner;
               and

          .4 Subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of AIA Document A201-1997.

     5.1.7 The progress payment amount determined in accordance with Subparagraph 5.1.6 shall be further modified under the following circumstances:

          .1 Add, upon Substantial Completion of the Work, a sum sufficient to increase the total payments to the full amount of the Contract Sum, less such amounts as the Architect shall determine for incomplete Work, retainage applicable to such work and unsettled claims; and (Subparagraph 9.8.5 of AIA Document A201-1997 requires release of applicable retainage upon Substantial Completion of Work with consent of surety, if any.)

          .2 Add, if final completion of the Work is thereafter materially delayed through no fault of the Contractor, any additional amounts payable in accordance with Subparagraph 9.10.3 of AIA Document A201-1997.

     5.1.8 Reduction or limitation of retainage, if any, shall be as follows:
     (If it is intended, prior to Substantial Completion of the entire Work, to reduce or limit the retainage resulting from the percentages inserted in Clauses 5.1.6.1 and 5.1.6.2 above, and this is not explained elsewhere in the Contract Documents, insert here provisions for such reduction or limitation.)

     5.1.9 Except with the Owner's prior approval, the Contractor shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site.

     5.2  FINAL PAYMENT

     5.2.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when:

          .1 the Contractor has fully performed the Contract except for the Contractor's responsibility to correct Work as provided in Subparagraph 12.2.2 of AIA Document A201-1997, and to satisfy other requirements, if any, which extend beyond final payment; and

          .2   a final Certificate for Payment has been issued by the Architect.

[LOGO]

(C) 1997 AIA(R)
AIA DOCUMENT A101-1997
OWNER-CONTRACTOR AGREEMENT

The American Institute
of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.

     5.2.2 The Owner's final payment to the Contractor shall be made no later than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows:

ARTICLE 6 TERMINATION OR SUSPENSION

     6.1 The Contract may be terminated by the Owner or the Contractor as provided in Article 14 of AIA Document A201-1997.

     6.2 The Work may be suspended by the Owner as provided in Article 14 of AIA Document A201-1997.

ARTICLE 7 MISCELLANEOUS PROVISIONS

     7.1 Where reference is made in this Agreement to a provision of AIA Document A201-1997 or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

     7.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

     (Insert rate of interest agreed upon, if any.)

     (Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owners and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

     7.3  The Owner's representative is:        Bob Kaminiski
     (Name, address and other information)      Senior V.P.
                                                Mercantile Bank of West Michigan

     7.4  The Contractor's representative is:   Mike Van Gessel
     (Name, address and other information)      President
                                                Rockford Construction Co.

     7.5 Neither the Owner's nor the Contractor's representative shall be changed without ten days' written notice to the other party.

     7.6  Other provisions:

[LOGO]

(C) 1997 AIA(R)
AIA DOCUMENT A101-1997
OWNER-CONTRACTOR AGREEMENT

The American Institute
of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.

ARTICLE 8 ENUMERATION OF CONTRACT DOCUMENTS

     8.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

     8.1.1 The Agreement is this executed 1997 edition of the Standard Form of Agreement Between Owner and Contractor, AIA Document A101-1997.

     8.1.2 The General Conditions are the 1997 edition of the General Conditions of the Contract for Construction, AIA Document A201-1997.

     8.1.3 The Supplementary and other Conditions of the Contract are those contained in the Project Manual dated October 22, 2003, and are as follows:

Document                     Title                                         Pages

     See Exhibit "A", INCLUDING EXHIBIT "D"

     8.1.4 The Specifications are those contained in the Project Manual dated as in Subparagraph 8.1.3, and are as follows:

     (Either list the Specifications here or refer to an exhibit attached to this Agreement.)

     Section                      Title                                    Pages

     See Exhibit "A"

     8.1.5 The Drawings are as follows, and are dated October 22, 2003 unless a different date is shown below:

     (Either list the Drawings here or refer to an exhibit attached to this Agreement.)

     Number                       Title                                     Date

     See Exhibit "A"

(C) 1997 AIA(R)
AIA DOCUMENT A101-1997
OWNER-CONTRACTOR AGREEMENT

The American Institute
of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.

     8.1.6 The Addenda, if any, are as follows:

     Number                        Date                                    Pages

          See Exhibit "A"

     Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this Article 8.

     8.1.7 Other documents, if any, forming part of the Contract Documents are as follows:

     (List here any additional documents that are intended to form part of the Contract Documents. AIA Document A201-1997 provides that bidding requirements such as advertisement or invitation to bid, Instructions to Bidders, sample forms and the Contractor's bid are not part of the Contract Documents unless enumerated in this Agreement. They should be listed here only if intended to be part of the Contract Documents.)

          See Exhibit "A"

     This Agreement is entered into as of the day and year first written above and is executed in at least three original copies, of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.

/S/ Michael Price                           /S/ Mike VanGessel
-------------------------------             ------------------------------------
OWNER (Signature)                           CONTRACTOR (Signature) 12/11/03

Michael Price                               Mike VanGessel
-------------------------------             ------------------------------------
(Printed name and title)                    (Printed name and title)

President                                   President
Mercantile Bank of                          Rockford Construction Co.
West Michigan

CAUTION: You should sign an original AIA document or a licensed reproduction. Originals contain the AIA logo printed in red; licensed reproductions are those produced in accordance with the Instructions to this document.

[LOGO]

(C) 1997 AIA(R)
AIA DOCUMENT A101-1997
OWNER-CONTRACTOR AGREEMENT

The American Institute
of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.

                   EXHIBIT "A" - CONTRACT LEGAL DOCUMENT INDEX

                               SPECIFICATION INDEX

DIVISION 1 - GENERAL REQUIREMENTS

00700           A.I.A General Conditions
00800           1997 Edition Supplementary
                Conditions
01000           Special Conditions
01027           Applications for Payment
01030           Alternates
01031           Unit Pricing
01035           Modification Procedures
01040           Project Coordination
01041           Cleaning and Debris Control
01045           Cutting and Patching
01050           Field Engineering
01095           Reference Standards and
                Definitions
01200           Project Meetings
01300           Submittals
01400           Quality Control Services
01410           Sitework Quality Controls
01500           Temporary Facilities and Utilities
01520           Temporary Barriers and Fencing
01600           Materials and Equipment
01631           Product Substitutions
01700           Project Close-Out
01740           Warranties and Bonds

DIVISION 2 - SITE WORK

02100           Demolition
02110           Site Clearing
02200           Earthwork
02511           Hot-Mixed Asphalt Paving
02520           Portland Cement Concrete Paving
02650           Domestic Water Service
02715           Sanitary Sewer
02720           Storm Sewer
02800           Irrigation
02900           Landscaping

DIVISION 3 - CONCRETE

03300           Cast-in-Place Concrete

DIVISION 4 - MASONRY

04200           Masonry

DIVISION 5 - METALS

05120           Structural Steel
05220           Steel Joists and Joist Girders
05310           Steel Deck
05400           Light Gauge Trusses
05500           Metal Fabrication

DIVISION 6 - WOOD AND PLASTICS

06100           Rough Carpentry
06402           Interior Architectural Woodwork

DIVISION 7 - THERMAL AND MOISTURE PROTECTION

07100           Water-Proofing
07210           Building Insulation
07240           Exterior Insulation and
                Finish Systems
07412           Metal Wall Panels
07533           TPO Sheet Roofing & Roof
                Insulation
07600           Flashing and Sheet Metal
07610           Prefinished Metal Roofing
07901           Joint Sealants

DIVISION 8 - DOORS AND WINDOWS

08111           Standard Steel Doors and
                Frames
08200           Wood And Plastic Doors
08211           Flush Wood Doors
08410           Aluminum Entrances,
                Storefronts
                Windows and Curtain Walls
08710           Door Hardware
08800           Glazing

DIVISION 9 - FINISHES

09250           Gypsum Drywall
09265           Shaft Wall Assemblies
09300           Tile
09511           Acoustical Panel Ceiling
                Systems
09660           Resilient Tile Flooring
09678           Resilient Wall Base and
                Accessories
09680           Carpet
09900           Painting
09950           Wall Coverings

DIVISION 10 - SPECIALTIES

10270           Raised Access Floor
10350           Flag Poles
10155           Toilet Compartments
10520           Fire Extinguishers, Cabinets and
                Accessories
10800           Toilet and Bath Accessories

DIVISION 11 - EQUIPMENT

11020           Security Systems and Equipment
11030           Financial Equipment
11452           Residential Appliances

DIVISION 12 - FURNISHINGS

12505           Furniture and Fixture Installation
12670           Entrance Mats

DIVISION 14 - CONVEYOR SYSTEMS

14240           Hydraulic Elevator

DIVISION 15 - MECHANICAL

15010           General Provisions
15100           Basic Materials & Methods

15180           Insulation
15200           Water Supply
15300           Drainage System
15400           Plumbing Fixtures
15550           Fire Protection
15600           Heat Generation
15700           Liquid Heat Transfer
15750           Snowmelt System
15800           Air Distribution
15900           Temperature Controls
15950           Testing, Adjusting, and Balancing

DIVISION  16 -ELECTRICAL

16010           General Provisions
16050           General Installation Procedures
16070           Testing
16110           Raceway
16120           Cable Tray
16130           Boxes and Fittings
16135           Steel Channel
16140           Conditions
16150           Fuses
16170           Wiring Devices
16200           Engine Generator Sets
16205           Transfer Switches
16300           Electrical Services
16320           High Voltage Load Interrupter Switchgear
16340           Switchboards
16350           Grounding
16370           Pad Mount Transformer
16430           Panelboards
16500           Lighting
16540           Lamps
16601           Lightning Protection
16700           Systems
16710           Master Antenna System
16720           Fire Alarm and Detection System
16740           Telephone
16750           Building Security
16900           Motor Controls
16930           Lighting and Outlet Controls

                                   SHEET INDEX

T1.1     Title Sheet, General Notes,
         Abbreviations, General Information,
         Symbol Legend

CIVIL DRAWINGS (FLEIS & VENDENBRINK)

C1      Existing Conditions
C2      Overall Development
C3      Enlarged Site Plan
C4      Grading Plan
C5      Plan and Profile
C6      Site Detail and Sections
C4.1    Architectural Site Details
L1.1    Landscaping PI

ARCHITECTURAL DRAWINGS

A1.0    Lower Floor Plan
A1.1    First Floor Plan
A1.2    Second Floor Plan
A1.3    Roof Plan
A1.4    Enlarged Plans
A1.5    Enlarged Stair Plans

A2.1    Door Schedules & Details
A2.2    Door Details
A2.3    Interior Finish Schedules & Specifications

A3.0    Lower Reflected Ceiling Plan
A3.1    First Floor Reflected Ceiling Plan
A3.2    Second Floor Reflected Ceiling Plan

A4.1    Interior Elevations
A4.2    Interior Elevations
A4.3    Interior Elevations

A5.1    Exterior Elevations
A5.2    Exterior Elevations

A6.1    Building Sections
A6.2    Building Sections

A7.1    Exterior Wall Sections
A7.2    Exterior Wall Sections
A7.3    Exterior Wall Sections
A8.1    Exterior Details
A8.2    Millwork Details
A8.3    Millwork Details
A8.4    Interior Details

A9.1    Stair Details
A9.2    Elevation Details

STRUCTURAL DRAWINGS (CLASSIC ENGINEERING)

S1.1    Foundation Plan
S2.1    Foundation Details & Structural Notes
S2.2    Foundation Details
S3.1    First Floor Framing Plan
S3.2    Second Floor Framing Plan
S3.3    Roof Framing Plan
S3.4    Roof Light Gauge Framing Plan
S4.1    Framing Details
S4.2    Framing Details & Schedules

PLUMBING DRAWINGS (CLASSIC ENGINEERING)

P1.0    Lower Floor Plumbing Plan
P1.1    First Floor Plumbing Plan
P1.2    Second Floor Plumbing Plan

MECHANICAL DRAWINGS (CLASSIC
ENGINEERING)

M1.0    Lower Floor Mechanical Plan
M1.1    First Floor Mechanical Plan
M1.2    Second Floor Mechanical Plan
M2.1    First Floor Piping Plan
M2.2    Second Floor Piping Plan
M3.1    Snowmelt Piping Plan
M4.0    Mechanical Schedules
M5.0    Mechanical Schedules

ELECTRICAL DRAWINGS (CLASSIC
ENGINEERING)
E1.0    Lower Floor Lighting Plan
E1.1    First Floor Lighting Plan
E1.2    Second Floor Lighting Plan
E2.0    Lower Floor Power Plan
E2.1    First Floor Power Plan
E2.2    Second Floor Power Plan
E3.0    Roof electrical Plan
E4.0    Electrical One-Line Diagram
E5.0    Electrical Site Plan
E5.1    Electrical Photometric Plan

                                 ADDENDUM INDEX

Addendum Number                Date                   Sheet attachments
Addendum #1            November 5, 2003               Sheets SKAD1.1 and SKAD1.2

                                  EXHIBIT INDEX

Exhibit "A"      Contract Legal Document Index
Exhibit "B"      Final Contract Sum for Holland Main Office, 880 16th Street
Exhibit "C"      Proposed Construction Schedule
Exhibit "D"      8.13 supplemental Conditions to AIA A201 General conditions of the Contract for Construction, 1997 Edition

EXHIBIT "B"

FINAL CONTRACT SUM FOR THE HOLLAND MAIN OFFICE, 880 16TH STREET
DECEMBER 04, 2003

BASE BID FROM 11/12/03 BID FORM                             $2,970,000.00
ALTERNATES
   DELETE BIRCH
   Provide Poplar; running trim jambs, base, cornice
   boards, and coves change to poplar, except for
   handrails.                                              ($   11,700.00)

   DUMBWAITER
   Cost of Dumbwaiter not included in base bid as
   clarified on original bid form                           $   37,900.00

   METAL PANELS
   Cost to substitute Architectural Glass and Metals
   in lieu of ARS Metal roof, composite panels, &
   cornice work                                             $   52,000.00

   PERMITS
   Building Permits is not included in the contract
   sum. The Permit cost are -$9,335 as included in bid
   +$4,829.5 actual cost                                   ($   4,505.50)

   WATER FEES
   All Domestic Trunkage Water fees, service charges
   and meter cost are not included in the Base Bid.
   The cost for this work will be.                          $   24,577.80

   ALTERNATE E-1
   Electrical secondary service. 1. The Electrical
   Contractor shall provide an alternate bid
   (Alternate #E-1) for secondary service to this
   facility. See attached sketches SKAD1.1 and SKAD1.2.    ($    9,000.00)

ALLOWANCES
   Concrete Temporary Heating The foundation,
   concrete slabs and concrete wall will have to be
   installed during winter. The allowance for this work
   will be.                                                 $    6,500.00

   BUILDING TEMPORARY HEATING Figured the owner
   would start paying for temporarily heating the
   building as soon as you have wrap it with Tyvek/air
   infiltration barrier and provided a dry roof. The
   allowance for this work will be.                         $   10,000.00

   GAS fees and services charges, or meter cost are
   not apart of your bid and an allowance for these cost
   will be.                                                 $    3,000.00

   ELECTRICAL fees and services charges, or meter cost
   are not apart of your bid and an allowance for these
   cost will be.                                            $    3,000.00

        ALL STORM SEWER, SANITARY SEWER, AND SOIL
        EROSION fees, service charges and meter cost are included in the contract sum.

        ALL MECHANICAL AND ELECTRICAL PERMITS are included in the contract sum.

                        FINAL CONTRACT SUM $3,081,772.30

UNIT PRICING
    GIVE UNIT PRICE FOR REMOVING AND DISPOSING OF ASBESTOS, IN ACCORDANCE WITH ALL FEDERAL, STATE, AND LOCAL LAWS, RULES, AND REGULATIONS. NOT OTHERWISE STATED IN DEMOLITION SPECIFICATION - #02100

    On piping joints                                         $25.00 /joint
    On piping                                                $ 7.00 /linear foot

    GIVE UNIT PRICE FOR REMOVING AND DISPOSING OF UNSUITABLE SOIL OFFSITE AND REPLACING SOIL BACKFILL MATERIAL AS SELECTED BY SOILS ENGINEER. BACKFILL WITH APPROVED MATERIAL.

    Under parking Lot Under                                   $10.75 /cu.yd
    Foundations & footing                                     $13.00 /cu.yd
    Under Utility Trenches                                    $10.75 /cu.yd

FEES FOR ADDITIONAL WORK

    FOR ADDITIONAL WORK PERFORMED UPON AUTHORIZATION OF THE OWNER.

        1. Our own work: Actual cost to us of labor
        and materials plus a fee of;                              Five (5)%

        2. Sub-Contractor's work: Sub-Contractor's
        price to us plus a fee of;                                Six  (6)%

ROCKFORD CONSTRUCTION CO.

                        Merchantile Bank of West Michigan
                          880 East 16th Street, Holland
                                    Exhibit C

[ROCKFORD CONSTRUCTION CO. GRAPH OF TIME SCHEDULE FOR BID AND CONTRACTING PHASE, DEMOLITION AND SITE PREPARATION, CONSTRUCTION, AND PROJECT CLOSEOUT AND OCCUPANCY]

ROCKFORD CONSTRUCTION CO.

                        Merchantile Bank of West Michigan
                          880 East 16th Street, Holland
                                    Exhibit C

[ROCKFORD CONSTRUCTION CO. GRAPH OF TIME SCHEDULE FOR BID AND CONTRACTING PHASE, DEMOLITION AND SITE PREPARATION, CONSTRUCTION, AND PROJECT CLOSEOUT AND OCCUPANCY]

ROCKFORD CONSTRUCTION CO.

                        Merchantile Bank of West Michigan
                          880 East 16th Street, Holland
                                    Exhibit C

[ROCKFORD CONSTRUCTION CO. GRAPH OF TIME SCHEDULE FOR BID AND CONTRACTING PHASE, DEMOLITION AND SITE PREPARATION, CONSTRUCTION, AND PROJECT CLOSEOUT AND OCCUPANCY]

                                                                     EXHIBIT "D"
                                                                     Page 1 of 8

                8.13 SUPPLEMENTAL CONDITIONS TO AIA A201 GENERAL
                                CONDITIONS OF THE
                    CONTRACT FOR CONSTRUCTION, 1997 EDITION

       (Mercantile Bank Real Estate Company, L.L.C. - Triangle, 2002 Bond
                                  Construction)

          SUPPLEMENTAL CONDITIONS TO AIA A201 GENERAL CONDITIONS OF THE
                    CONTRACT FOR CONSTRUCTION, 1997 EDITION

         THIS SUPPLEMENT modifies the "General Conditions of the Contract for Construction", AIA Document A201, 1997 Edition.

                                    ARTICLE 2

         2.3.1 Delete the word "persistently" in the first sentence of Subparagraph 2.3.1.

         2.4.1 Delete the first two sentences of Subparagraph 2.4.1, and substitute the following in lieu thereof:

         "If the Contractor defaults or neglects to carry out the Work in accordance with the Contact Documents and fails within a seven-day-period after receipt of written notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, the Owner may, without prejudice to other remedies the Owner may have, commence and continue to carry out the Work."

                                   ARTICLE 3"

         3.2.1    Add the following language at the end of Subparagraph 3.2.1:

         "If the Contractor performs any construction activity knowing it involves a recognized error, inconsistency or omission in the Contract Documents without providing such notice to the Architect and Owner, the Contractor shall assume appropriate responsibility for such performance and shall bear an appropriate amount of the attributable costs for construction." See Paragraph 3.2.1 (1987 Ed.).

         3.3.1 Add the words "by the Owner" after the word "instructed" in the last sentence of Subparagraph 3.3.1. The sentence should now read:

         "If the Contractor is then instructed by the Owner to proceed with the required means, methods, techniques, sequences or procedures without acceptance of changes proposed by the Contractor, the Owner shall be solely responsible for any resulting loss or damage."

                                                                     EXHIBIT "D"
                                                                     Page 2 of 8

         3.3.4    Add the following provisions as a new Subparagraph 3.3.4:

         "The Contractor shall not be relieved of obligations to perform the Work in accordance with the Contract Documents either by activities or duties of the Architect in the Architect's administration of the Contract, or by tests, inspections or approvals required or performed by persons other than Contractor." See Paragraph 3.3 (1987 Ed.).

         3.3.5    Add the following provision as a new Subparagraph 3.3.5:

         "At the earliest possible time after the commencement of the Work on the Project site, the Contractor shall have benchmarks verified or established by a state-licensed land surveyor, shall locate the Project on the Project site, establishing necessary reference marks and axis from which the Work accurately can progress, shall furnish Architect evidence of such verification and shall report at once any errors discovered during the process of such verification."

         3.3.6    Add the following provision as a new Subparagraph 3.3.6:

         "If any of the Work is required to be inspected or approved by any public authority, the Contractor shall cause such inspection or approval to be performed. The cost of the inspection shall be paid by Owner. No inspection performed or failed to be performed by the Owner hereunder shall be a waiver of any of the Contractor's obligations hereunder or be construed as an approval or acceptance of the Work or any part thereof."

         3.3.7    Add the following provision as a new Subparagraph 3.3.7:

         "The Contractor acknowledges that it is the Contractor's responsibility to hire all personnel for the proper and diligent prosecution of the Work and the Contractor shall use its best efforts to maintain labor peace for the duration of the Project. In the event of a labor dispute, the Contractor shall not be entitled to any increase in the Contract Sum."

         3.7.1    Add the following language at the end of Subparagraph 3.7.1:

         "The Contractor shall procure directly or through Sub-Contractors all certificates of inspection, use, occupancy, permits and licenses, pay all charges and fees and give all notices necessary and incidental to the Work. Certificates of inspection, use and occupancy shall be delivered to the Owner upon completion of the Work in sufficient time for occupation of the project in accordance with the approved schedule for the Work. The costs of such items shall be reimbursable expenses."

                                                                     EXHIBIT "D"
                                                                     Page 3 of 8

         3.7.3 Delete Subparagraph 3.7.3 and substitute the following in lieu thereof:

         "It shall be the obligation of the Contractor to review the Contract Documents to determine and to notify the Owner and the Architect of any discrepancy between building codes and regulations of which the Contractor has knowledge or should have knowledge by exercising the care required of a Contractor. The Contractor shall not violate any zoning, setback or other locational requirements of applicable laws, codes and ordinances, or of any recorded covenants of which the Contractor has knowledge or should have knowledge by exercising the care required of a Contractor. If the Contractor observes that portions of the Contract Documents are at variance with applicable laws, statutes, ordinances, building codes, rules or regulations, the Contractor promptly shall notify the Owner and Architect in writing, and necessary changes shall be accomplished by appropriate modification."

         3.9.1    Add the following language at the end of Subparagraph 3.9.1:

         "The Contractor's superintendent shall be satisfactory to the Owner in all respects, and Owner shall have the right to require Contractor to dismiss from the Project any superintendent whose performance is not satisfactory to Owner, and to replace such superintendent with a superintendent satisfactory to Owner. The Contractor shall not replace the superintendent without the consent of the Owner except with another superintendent satisfactory to the Owner in all respects."

         3.9.2    Add the following provision as a new Subparagraph 3.9.2:

         "The list of all supervisory personnel, including the project manager and superintendent, that the Contractor intends to use on the Project and a chain-of-command organizational chart shall be submitted to the Owner for approval. The Contractor shall not engage supervisory personnel or utilize an organization and chain-of-command other than as approved by Owner in writing, and shall not change such personnel or form of organization without the written approval of the Owner."

         3.10.4   Add the following provision as a new Subparagraph 3.10.4:

         "The Contractor shall prepare at least monthly a progress report in a form, in sufficient detail, and of a character approved by the Owner and Owner's lender, if any, for the Project. The progress report shall specify, among other things, an estimated percentage of completion, whether the Project is on schedule, and if not, the reasons therefor and the new schedule, as well as the projected Work to be completed in the next succeeding month. Accompanying the progress report shall be an updated current Project schedule, and a listing and the status of all Change Orders, modifications, bulletins and other relevant documents."

                                                                     EXHIBIT "D"
                                                                     Page 4 of 8

         3.11.1 Insert immediately after the word "Work" in the last sentence Subparagraph 3.11.1 the following:

         ", signed by the Contractor, certifying that they show complete "as-built" conditions, stating sizes, kind of materials, vital piping, conduit locations and similar matters."

         3.12.11  Add the following provision as a new Subparagraph 3.12.11:

         "Shop drawings for Architectural, Structural, Mechanical and Electrical work shall be submitted for approval to the Architect."

         3.18.1 Delete the following clause found in the first sentence of Subparagraph 3.18.1: . . "and to the extent claims, damages, losses or expenses are not covered by Project Management Protective Liability insurance purchased by the Contractor in accordance with Paragraph 11.3."

                                    ARTICLE 4

         4.2.4 Substitute the phrase "shall endeavor to" with the word "may," and add the words "directly or" after the words "each other." The clause should read ". . . the Owner and Contractor may communicate with each other directly or through the Architect. . . ."

         4.2.6    Amend the introductory clause of the second sentence to read:

         "Whenever the Architect considers it necessary or advisable [for implementation of the intent of the Contract Documents], . . ."

         4.2.8    Delete. See sub-paragraph 7.2.1 instead.

         4.3.10   Delete.

         4.4.2    Add the phase "in whole or in part" at the end of bullet point
(3) in Subparagraph 4.4.2.

         4.4.3    Amend the last sentence of Subparagraph 4.4.3 to read:

         "The Architect shall be solely responsible for paying any person retained by the Architect unless the Owner agrees to pay before the person(s) is retained by the Architect."

         4.4.5 Substitute the words "and arbitration" with the word "litigation" at the end of the Subparagraph 4.4.5.

                                                                     EXHIBIT "D"
                                                                     Page 5 of 8

         4.4.6 Delete the words "and arbitration" in bullet point (1); and substitute the word "Mediation" everywhere else where the word "Arbitration" is used in Subparagraph 4.4.6.

         4.5.2 Add the clause "or other mutually acceptable mediation tribunal" at the end of the second sentence of Subparagraph 4.5.2.

         4.6 Delete the entire Paragraph of 4.6, including its subparagraphs.

                                    ARTICLE 5

         5.2.1    Add the following at the end of Subparagraph 5.2.1:

         "Notwithstanding the foregoing, Contractor may not substitute any Subcontractor for any of the subcontractors previously identified in the bid process without the express written consent of Owner."

         5.3.2    Add the following provision as a new Subparagraph 5.3.2:

         "The Contractor shall not enter into any subcontract, contract, agreement, purchase order or other arrangement ("Arrangement") for the furnishing of any portion of the materials, services, equipment or Work with any party or entity if such party or entity is an Affiliated Entity (as defined below), unless such Arrangement has been approved by the Owner, after full disclosure in writing by the Contractor to the Owner of such affiliation or relationship and all details relating to the proposed Arrangement. The term "Affiliated Entity" means any entity related to or affiliated with the Contractor or with respect to which the Contractor has direct or indirect ownership or control, including, without limitation, any entity owned in whole or part by the Contractor; any holder of more than 10% of the issued and outstanding shares of, or the holder of any interest in, the Contractor; any entity in which any officer, director, employee, partner or shareholder (or member of the family of any of the foregoing persons) of the Contractor or any entity owned by the Contractor as a direct or indirect interest, which interest includes, but is not limited to, that of a partner, employee, agent or shareholder."

                                    ARTICLE 8

         8.3.1. Delete the words "and arbitration" and add the following sentence at the end of Subparagraph 8.3.1:

         "No such Change Order extending the Contract Time shall result in any increased payments to the Contractor for overhead, extended overhead or for any other mounts of any nature except if the scope and character of the Work is changed."

         8.3.2.   Add the following sentence at the end of Subparagraph 8.3.2:

                                                                     EXHIBIT "D"
                                                                     Page 6 of 8

         "A copy of any claim for extension shall be delivered to the Owner, and the Contractor shall immediately take all steps reasonably possible to lessen the adverse impact of such delay on Owner."

         8.3.3    Add the following sentence at the end of Subparagraph 8.3.3:

         "In no event shall Owner be liable for delay damages to the extent such delay was caused by or attributable to Contractor or any Subcontractor."

                                    ARTICLE 9

         9.1.2.   Add the following provision as new Subparagraph 9.1.2:

         "Notwithstanding anything to the contrary contained in the Contract Documents, the Owner may withhold any payment to the Contractor hereunder if and for so long as the Contractor fails to perform any of its obligations hereunder or otherwise is in default under any of the Contract Documents; provided, however, that any such holdback shall be limited to an amount sufficient in the reasonable opinion of the Owner and the Architect to cure any such default or failure of performance by the Contractor."

         9.3.1. Add after the word "Architect" the first time it appears in Subparagraph 9.3.1 the words "and Owner".

         9.3.3 Delete the words ", to the best of the Contractor's knowledge, information and belief," from the second sentence of Subparagraph 9.3.3.

         9.5.3    Add the following provision as a new Subparagraph 9.5.3:

         "If the Contractor disputes any determination by the Architect with regard to any Certificate of Payment, the Contractor nevertheless shall expeditiously continue to prosecute the Work."

         9.5.4.  Add the following provision as a new Subparagraph 9.5.4:

         "The Owner shall not be deemed to be in breach of this Contract by reason of the withholding of any payment, the withholding of which is authorized by any provision of the Contract Documents, provided the Architect has approved the Owner's action or the Work for which payment is being withheld shall have been rejected by any governmental authority or the Owner."

         9.8.1.   Insert after the words "Contract Documents," in Subparagraph
9.8.1 the words "and when required occupancy permits, if any, have been issued". Also add the following provision at the end of Subparagraph 9.8.1:

                                                                     EXHIBIT "D"
                                                                     Page 7 of 8

         "The Contractor is responsible for the warranty of all Work, whether performed by it or by its Subcontractors at any tier."

                                   ARTICLE 11

         11.1.1   Add the following sentence at the end of Subparagraph 11.1.1:

        "Such coverages shall be maintained by insurance carriers acceptable to Owner in all respects."

                                   ARTICLE 12

         12.2.1. Add after the word "Architect", the first time it appears in Subparagraph 12.2.1, the phrase ", the Owner or any governmental authority."

         12.2.2.1 Delete the third sentence.

                                   ARTICLE 13

         13.5.3.  Add immediately after the word "expense", the clause:

         ", including the cost of retesting for verification of compliance if necessary, until the Architect certifies that the Work in question does comply with the requirements of the Contract Documents shall be at the Contractor's expense, and all such costs shall not be included in computing the Contract Sum."

         13.7.2.  Add the following provision as a new Subparagraph 13.7.2:

         "Notwithstanding any provision of Subparagraph 13.7.1 to the contrary, no applicable statute of limitations shall be deemed to have commenced with respect to any portion of the Work which is not in accordance with the requirements of the Contract Documents, which would not be visible or apparent upon conducting a reasonable investigation, and which is not discovered by the Owner until after the date which, but for this Subparagraph 13.7.2, would be the date of commencement of the applicable statute of limitations; the applicable statute of limitations instead shall be deemed to have commenced on the date of such discovery by the Owner."

                                   ARTICLE 14

         14.4.2 and 14.4.3. Substitute Subparagraphs 14.4.2 and 14.4.3 with the following language:

         "The Owner may, at its option, terminate this Contract in whole or from time to time in part at any time by written notice thereof to the Contractor. Upon any such termination, Contractor agrees to waive any claims for contract damages, including loss of anticipated profits, on account thereof, and as the sole right and

                                                                     EXHIBIT "D"
                                                                     Page 8 of 8

         remedy of Contractor, Owner shall pay Contractor in accordance with (c) and (d) below.

         The provisions of the Contract, which by their nature survive final acceptance of the Work, shall remain in full force and effect after such termination to the extent provided in such provisions.

         (a) Upon receipt of any such notice, Contractor shall, unless the notice directs otherwise, immediately discontinue the Work on that date and to the extent specified in the notice; place no further orders or subcontracts for materials, equipment, services, or facilities, except as may be necessary for completion of such portion of the Work as is not discontinued; promptly make every reasonable effort to procure cancellation upon terms satisfactory to Owner of all orders and subcontracts to the extent they relate to the performance of the discontinued portion of the Work and shall thereafter do only such Work as may be necessary to preserve and protect work already in progress and to protect materials, plants and equipment on the Site or in transit thereto.

         (b) Upon such termination, the obligations of the Contract shall continue as to portions of the Work already performed and as to bonafide obligations assumed by Contractor prior to the date of termination.

         (c) Upon termination, Contractor shall be entitled to be paid the full cost of all Work properly done by Contractor to the date of termination not previously paid for, less sums already received by Contractor on account of the portion of the Work performed. If at the date of such termination Contractor has properly prepared or fabricated off the Site any goods for subsequent incorporation in the Work, and if Contractor delivers such goods to the Site or to such other place as the Owner shall reasonably direct, then Contractor shall be paid for such goods or materials.

         (d) The Contractor shall be reimbursed for any charges incurred by the Contractor or Subcontractors or Suppliers for preparation of their work such as preparation of shop drawings, mobilization costs, restocking charges, or retrieval of materials previously delivered to the site or acquired specifically for the Project but not yet incorporated into the Work."

CHANGE   OWNER
ORDER                                       ARCHITECT
                                            CONTRACTOR
                                            FIELD
AIA DOCUMENT G701                           OTHER

PROJECT: Mercantile Bank                      CHANGE ORDER NUMBER: 1
         880 East 16th Street
         Holland, MI                          DATE: January 2, 2004

                                              PROJECT NO: 03209
TO CONTRACTOR:
         Rockford Construction Company        CONTRACT DATE: December 3, 2003
         8165 Graphic Drive, PO Box 450
         Belmont, MI                          CONTRACT FOR: General Construction

The Contract is changed as follows:

1.  Asbestos containing materials survey                            Add: $750.00

                                             6% O&P                 Add: $ 45.00

                                                              TOTAL ADD: $795.00

NOT VALID UNTIL SIGNED BY THE OWNER, AND CONTRACTOR:

The original (Contract Sum) was.............................     $  3,081,772.30
Net Change by previously authorized Change Orders...........     $          0.00
The (Contract Sum) prior to Change Order was................     $  3,081,772.30
The (Contract Sum) will be (increased)
 by this Change Order in the amount of......................     $        795.00
The new (Contract Sum) including this Change Order will be..     $  3,082,567.30

The Contract Time will be (unchanged) by (0) days.

The date of Substantial Completion as of the date of this Change Order therefore is

NOTE: This summary does not reflect changes in the Contract Sum, Contract Time or Guaranteed Maximum Price which have been authorized by Construction Change Directive.

CONCEPT DESIGN GROUP    Rockford Construction Co., Inc.   Mercantile Bank
                        CONTRACTOR                        OWNER

89 MONROE CENTER        8165 Graphic Drive NE             880 East 16th Street
                        ADDRESS                           ADDRESS

GR MI 49503             Belmont, MI 49306                 Holland, MI
/s/ WILLIAM GRANZO      BY THOMAS MCGOVERN                BY ROBERT KAMINSKI
                           ----------------                  --------------
1-8-04                  DATE 1-12-03                      DATE 1-23-04

               Invoice #A-231082

APPLICATION AND CERTIFICATE FOR PAYMENT AIA DOCUMENT G702
(Instructions on reverse side)                                PAGE ONE OF   PAGE

TO OWNER: Rockford Construction                       PROJECT: Mercantile Bank, Holland    APPLICATION NO. 3      Distribution to:
          8165 Graphic Drive, N. E., P. O. Box 450             890 E. 16th Street          PERIOD TO: 12-30-03    - OWNER
          Belmont, Michigan 49306                                                          PROJECT NOS.:03209     - ARCHITECT
                                                                                                                  - CONTRACTOR
FROM CONTRACTOR: Pitsch Companies                     VIA. ARCHITECT:                      CONTRACT DATE:         -
                 675 Richmond, N. W.                                                                              -
                 Grand Rapids, Michigan 49504
CONTRACT FOR:    Asbestos services

CONTRACTOR'S APPLICATION FOR PAYMENT

Application is made for payment, as shown below. In connection with the Contract, Continuation Sheet, AIA Document G7O3, is attached.

1. ORIGINAL CONTRACT SUM....................................   $       0

2. Net change EXTRAS........................................   $  750.00

3. CONTRACT SUM TO DATE (Line 1 + 2)........................   $  750.00

4. TOTAL COMPLETED & STORED TO DATE.........................   $  750.00
   (Column G on G703)

5. RETAINAGE:
   a._______% of Completed & Work                 $   75.00
     (Columns D + E on  G703)

   b._______% of Stored  Material                 $________
    (Column  F on G703)
   Total Retainage(Line 5a + 5b or
       Total in Column 1 of G703............................   $   75.00

6. TOTAL EARNED LESS RETAINAGE..............................   $  675.00
   (Line 4 less Line 5 Total)

7. LESS PREVIOUS CERTIFICATES FOR PAYMENT
   (Line 6 from prior Certificate)..........................   $       0

8. CURRENT PAYMENT DUE......................................   $  675.00

9. BALANCE TO FINISH, INCLUDING RETAINAGE
   (Line 3 less Line 6)                           $  75. 00

CHANGE ORDER SUMMARY                    ADDITIONS                   DEDUCTIONS

Total change approved in
previous months by Owner

Total approved this Month

                   TOTALS

NET CHANGES by Change Order

The undersigned Contractor certifies that to the best of the Contractor's knowledge, Information and belief the Work covered by this Application for Payment has been complete in accordance with the Contract Documents, that all amounts have been paid by if Contractor for Work for which previous Certificates for Payment were Issued, and payments received from the Owner, and that current payment shown herein is now due.

CONTRACTOR: Pitsch Companies

By: /s/ LEWIS PITSCH                                    Date: December 30, 2003
    ------------------------
    Lewis Pitsch, Vice President
State of: Michigan
County of: Kent
Subscribed and sworn to before
me this 30th day of December, 2003

/s/ David S. Cole

Notary Public: David S. Cole
My Commission expires: August 27, 2003

ARCHITECT'S CERTIFICATE FOR PAYMENT

In accordance with the Contract Documents, based on on-site observations and the data comprising this application, the Architect certifies to the Owner that to the best of the Architect's knowledge, Information and belief the Work has progressed as indicated the quality of the Work is in accordance with the Contract Documents, and the Contractor is entitled to payment of the AMOUNT CERTIFIED.

AMOUNT CERTIFIED.................................  $ 195,252.76
                                                   ------------

(Attach explanation if amount certified differs from the amount applied. Initial all figures on this Application and on the Continuation Sheet that are changed to conform with the amount certified.)

ARCHITECT:

By: /s/ WILLIAM GRANZOW                 Date: 02-06-04
    ------------------------------            ----------------
This Certificate is not negotiable. The AMOUNT CERTIFIED is payable only to the Contractor named herein. Issuance, payment and acceptance of payment are without prejudice to any rights of the Owner or Contractor under this Contract.

         AIA DOCUMENT G702 - APPLICATION AND CERTIFICATE FOR PAYMENT - 1992 EDITION - AIA (R) - (C) 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS.
[LOGO]   1735 NEW YORK AVENUE NW, WASHINGTON DC. [ILLEGIBLE] - WARNING:
         Unlicensed Photocopying violates U.S. copyright laws and will subject the violator to legal prosecution.

CAUTION: You should use an original AIA document which has this caution printed in red. An original assures that changes will not be obscured as may occur when documents are reproduction.

CONTINUATION SHEET                                             AIA DOCUMENT G703
(Instructions on reverse side)                                       PAGE 1 OF 1

AIA Document G702, APPLICATION AND CERTIFICATE FOR PAYMENT,                             APPLICATION  NO.:
containing Contractor's signed Certification, is attached.                             APPLICATION  DATE:
In tabulations below amounts are stated to the nearest dollar.                                 PERIOD TO:
Use Column I on Contracts where variable retainage for line Items may apply.     ARCHITECT'S PROJECT NO.:


 A            B                C            D             E            F        G                      H         I
------------------------------------------------------------------------------------------------------------------------
                                             WORK COMPLETED       MATERIALS    TOTAL
                                      --------------------------  PRESENTLY  COMPLETED              BALANCE
                                      FROM PREVIOUS                STORED    AND STORED                TO      RETAINAGE
ITEM                       SCHEDULED   APPLICATION                 (NOT IN    TO DATE        %      FINISH   (IF VARIABLE
 NO.  DESCRIPTION OF WORK    VALUE        (D+E)      THIS PERIOD   D OR E)    (D+E+F)     (G + C)    (C-G)      RATE)
----  -------------------  ---------  -------------  -----------  ---------  ----------   --------  -------  -----------
      Asbestos survey        300.00         0          300.00         0        300.00       100        0          30
      Sample Testing         150.00         0          150.00         0        150.00       100        0          15
      Asbestos removal       300.00         0          300.00         0        300.00       100        0          30
                             750.00         0          750.00         0        750.00       100        0       75.00


         AIA DOCUMENT-IT G703 - CONTINUATION SHEET FOR G702 - 1992 EDITION - AIA
[LOGO] -(R) (c)1992 - THE AMERICAN INSTITUTE OF ARCHITECTS. 1735 NEW YORK AVENUE, NW WASHINGTON. DC. 20006-5292 - WARNING: Unlicensed photocopying violates U.S. copyright Laws and will subject the violator to legal prosecution.

CAUTION: You should use an original AIA document which has this caution printed in red. An original assures that changes will not be obscured as may occur when documents are reproduced.

CHANGE OWNER
ORDER                                       ARCHITECT
                                            CONTRACTOR
                                            FIELD
AIA DOCUMENT G701                           OTHER

PROJECT: Mercantile Bank                      CHANGE ORDER NUMBER: 2
         880 East 16th Street
         Holland, MI                          DATE: January 2, 2004

                                              PROJECT NO: 03209
TO CONTRACTOR:
         Rockford Construction Company        CONTRACT DATE: December 3, 2003
         8165 Graphic Drive, PO Box 450
         Belmont, MI                          CONTRACT FOR: General Construction

The Contract is changed as follows:

1.  placing sand over gas lines in an area 50' x 60' x 5         Add: $6,100.00

                                             6% O&P               Add: $  366.00

                                                            TOTAL ADD: $6,466.00

NOT VALID UNTIL SIGNED BY THE OWNER, AND CONTRACTOR:
The original (Contract Sum) was......................................................     $  3,081,772.30
Net Change by previously authorized Change Orders....................................     $        795.00
The (Contract Sum) prior to Change Order was.........................................     $  3 082,567.30
The (Contract Sum) will be (increased) by this Change Order in the amount of.........     $      6,466.00
The new (Contract Sum) including this Change Order will be...........................     $  3,089,033.30
The Contract Time will be (unchanged) by (0) days.
The date of Substantial Completion as of the date of this Change Order therefore is

NOTE: This summary does not reflect changes in the Contract Sum, Contract Time or Guaranteed Maximum Price which have been authorized by Construction Change Directive.

Concept Design Group    Rockford Construction Co., Inc.   Mercantile Bank
--------------------    CONTRACTOR                        OWNER

89 MONROE CENTER        8165 Graphic Drive NE             880 East 16th Street
                        ADDRESS                           ADDRESS

GR MI 49506             Belmont, MI 49306                 Holland, MI
/s/ WILLIAM GRANZOW     BY THOMAS MCGOVERN                BY ROBERT KAMINSKI
    ---------------        ---------------                   ---------------
1-8-04                  DATE 1-28-04                      DATE 1-23-04

RON MEYER & ASSOCIATES       1367 76th Avenue
EXCAVATING, INC.             Zeeland, MI 49484
                             Phone: 616-688-5751
                             FAX: 616-688-5771
                             E-mail: ronmeyer@drenthe.net

December 30, 2003

Tom McGovern
Rockford Construction Co., Inc.
P.O. Box 450
Belmont, MI 49306

Re: Mercantile Bank - Holland, MI

I would like to request a change order in the amount of Six Thousand One Hundred and 00/100 dollars ($6,100,00) for placing sand over gas lines in an area
50' x 60' x 5'.

Sincerely,

/s/ Mike Meyer

Mike Meyer
Estimator

CHANGE                            OWNER
ORDER                             ARCHITECT
                                  CONTRACTOR
                                  FIELD
AIA DOCUMENT G701                 OTHER

PROJECT: Mercantile Bank                      CHANGE ORDER NUMBER: 3
         880 East 16th Street
         Holland, MI                          DATE: January 19, 2004

                                              PROJECT NO:  03209
TO CONTRACTOR:
         Rockford Construction Company        CONTRACT DATE: December 3, 2003
         8165 Graphic Drive, PO Box 450
         Belmont, Ml                          CONTRACT FOR: General Construction

The Contract is changed as follows:

1. Proposal Request #6 / 2-01-02                                 Add: $ 8,480.00

                                  6% O&P                         Add: $   388.80

                                                               TOTAL: $ 8,868.80

NOT VALID UNTIL SIGNED BY THE OWNER, ARCHITECT AND CONTRACTOR:

The original (Contract Sum) was ...........................................................  $  3,081,772.30
Net Change by previously authorized Change Orders .........................................  $      7,261.00
The (Contract Sum) prior to Change Order was ..............................................  $  3,089,033.30
The (Contract Sum) will be (increased) by this Change Order in the amount of ..............  $      8,868.80
The new (Contract Sum) including this Change Order will be ................................  $  3,097,902.10

The Contract Time will be (unchanged) by ( 0 ) days.
The date of Substantial Completion as of the date of this Change Order therefore is

NOTE: This summary does not reflect changes in the Contract Sum, Contract Time or Guaranteed Maximum Price which have been authorized by Construction Change Directive.

Concept Design Group     Rockford Construction Co., Inc.  Mercantile Bank
ARCHITECT                CONTRACTOR                       OWNER

89 Monroe Center         8165 Graphic Drive NE            880 East 16th Street
ADDRESS                  ADDRESS                          ADDRESS

Grand Rapids, MI 49503   Belmont MI 49306                 Holland. MI

BY /s/ WILLIAM GRANZOW   BY /s/ THOMAS MCGOVERN           BY /s/ ROBERT KAMINSKI
   -------------------      -------------------              -------------------
DATE 1-26-04             DATE 1-26-04                      DATE 1-27-04

PROPOSAL                          OWNER       [ ]
REQUEST                           ARCHITECT   [ ]
                                  CONTRACTOR  [X]
                                  FIELD       [ ]
AIA DOCUMENT G709                 OTHER       [ ]

PROJECT:           MERCANTILE BANK OF WEST MICHIGAN
(name, address)    Holland Main Office                PROPOSAL REQUEST NO:            06
                   Grand Rapids, Michigan

OWNER:             Mercantile Bank of West            DATE:                           January 8, 2004
                   Michigan 5650 Byron Center
                   Ave. Wyoming, MI. 49509            ARCHITECTS PROJECT NO:          0304-11

TO: (Contractor)   Rockford Construction.             CONTRACT FOR:                   General Construction
                   8165 Graphic Drive
                   Belmont, MI. 49306
                                                      CONTRACT DATE:                  December 5, 2003

Please submit an itemized quotation for changes in the Contract Sum and/or Time incidental to proposed modifications to the Contract Documents described herein.

The following sheets have been revised and are included in this request:
         C2, C3, C4 and C5.

THIS IS NOT A CHANGE ORDER NOR A DIRECTION TO PROCEED WITH THE WORK DESCRIBED HEREIN.

Description: (written description on the work)

ITEM #1     SITE WORK

         1. Revise size of Storm Water Management Area to be size, depth and volume as indicated on sheet C2.

         2. Add release pipe on south end of Storm Water Management Area as indicated on sheet C2.

         3. Add 8" valve & box at East side of property as indicated on Sheet
            C3.

         4. Delete 72 If 2" copper water service lead. Add 95 If 2" copper water service lead from different location as indicated on sheet C3. Note location of existing water service to be abandoned / removed by the City.

         5. Adjust existing manhole at new pass through area as indicated on sheet C3.

         6. Note generator enclosure revised to correspond to architectural drawings.

         7. Revise location of storm lead to be to the North of stair #1 as Indicated on sheet C4.

         8. Change pitch of sanitary sewer to be 0.5% as indicated on sheets C4 and C5.

                                                 Add/Deduct/No Change $ 8,480.00
                                                 ---

ARCHITECT: Concept Design Group, 89 Monroe Centre, Grand Rapids, MI 49503

By:       William Granzow, AIA
          Concept Design Group
          89 Monroe Centre NW
          Suite 400
          Grand Rapids, MI 49503
          (616) 771-0909 tel
          (616) 771-0912 fax
          bill@conceptdesigngroup.com

CHANGE                            OWNER
ORDER                             ARCHITECT
                                  CONTRACTOR
                                  FIELD
AIA DOCUMENT G701                 OTHER

PROJECT: Mercantile Bank                      CHANGE ORDER NUMBER: 4
         880 East 16th Street
         Holland, Ml                          DATE: January 23, 2004

                                              PROJECT NO:  03209
TO CONTRACTOR:
         Rockford Construction Company        CONTRACT DATE: December 3, 2003
         8165 Graphic Drive, PO Box 450
         Belmont, Ml                          CONTRACT FOR: General Construction

The Contract is changed as follows:

1.   Allowance to remedy Unsuitable Soils per
     letter and Fax from MES dated January
     19th, and January 20th (attached). The
     pricing will be established via Time and
     Material per the attached unit pricing.
     Rockford Construction and Ron Meyer will
     implement these remedies as directed by
     owner's consultants...primarily MES. Unit
     volumes will be identified and confirmed
     daily by on-site team. On the 15th of each
     month, the daily volumes will be totaled
     via on-site meeting. Ron Meyer will then
     bill for the respective work on the 25th.
     All parties understand that there may be
     unusual circumstances that may not fit
     perfectly with-in the unit pricing. As
     they occur on-site team will remedy and
     document.                                                  Add: $200,000.00

                                  6% O&P                        Add: $ 12,000.00

                                                              Total: $212,000.00

NOT VALID UNTIL SIGNED BY THE OWNER, ARCHITECT AND CONTRACTOR:

The original (Contract Sum) was .......................................................     $  3,081,772.30
Net Change by previously authorized Change Orders .....................................     $     16,129.80
The (Contract Sum) prior to Change Order was ..........................................     $  3,097,902.10
The (Contract Sum) will be (increased) by this Change Order in the amount of ..........     $    212,000.00
The new (Contract Sum) including this Change Order will be ............................     $  3,309,902.10

The Contract Time will be (unchanged) by ( 0 ) days.
The date of Substantial Completion as of the date of this Change Order therefore is

NOTE: This summary does not reflect changes in the Contract Sum, Contract Time or Guaranteed Maximum Price which have been authorized by Construction Change Directive.

Concept Design Group      Rockford Construction Co., Inc.   Mercantile Bank
ARCHITECT                 CONTRACTOR                        OWNER

89 Monroe Center          8165 Graphic Drive NE             880 East 16th Street
ADDRESS                   ADDRESS                           ADDRESS

Grand  Rapids, MI 49503   Belmont, MI 49306                 Holland, MI

BY WILLIAM GRANZOW        BY THOMAS MCGOVERN                BY ROBERT KAMINSKI
   ---------------           ---------------                   ---------------
DATE 1-26-04              DATE 1-28-04                      DATE 1-27-04

RON MEYER & ASSOCIATES                              1357 78(th) Avenue
EXCAVATING, INC.                                    Zeeland, MI 49464
                                                    Phone: 816 688-5751
                                                    FAX: 818 688-5771
                                                    E-mail: romeyer@drenthe.net

January 21,2004

Tom McGovem
Rockford Construction Company

Re: Mercantile Bank

The following would be the prices to perform the recommendations of Midwest Engineering Services, Inc.:

     1. Frozan soil and unstable subgrade removed and stockpiled on site (cubic yard) - $4.60 cyd.

     2. Frozen soil and unstable subgrade removed and hauled off site (per load) - $161.00 per load, with backhaul $86.25 per load.

     3.   Geogrid BX 1100 placed (square yard) - $4.25 syd.

     4.   Geotextile ProPex 4553 placed (square yard) - $1.50 syd,

     5. MDOT Class II sand placed and compacted to 95% of maximum density by modified proctor method (ASTM D1557). Above project quantities currently on plans (cubic yard) - $8.00 cyd.

     6.   Three (3) inch maximum crushed concrete (cubic yard) - $28.00 cyd.

     7.   4" Tile - $3.00 linear foot

     8. Re-compact clay that has been put on pile we will not price until pile is thawed and some drying has occurred. It will be 2 years before soil dries.

Per original bid quantities, sand for utility trench and backfill of building:

1' Building Floor Quantity -             400 cyd
1' Sand for Subgrade Parking-          2,500 cyd
Utility Trenches & Building Backfill   4,250 cyd

Total                                  7,250 cyd

Sand imported during weight restrictions $17.50 cyd.

Respectfully submitted,

/s/ Ronald Meyer
Ronald Meyer
President

                              MIDWEST ENGINEERING SERVICES, INC.

                              geotechnical - environmental - materials engineers

[MES LOGO]

                                                            565 48th Street S.E.
                                                          Grand Rapids, Ml 49548
                                                                    616-534-8277
                                                                FAX 616-534-1891
                                                              www.midwesteng.com

January 19, 2004

Mr. Robert Kaminski
Vice President
Mercantile Bank
5650 Byron Center Avenue
Wyoming, MI 49509

Subject: Proposed Mercantile Bank
         Unstable Soils
         Holland, Michigan
         Project No. 9-35224

Gentlemen:

Midwest Engineering Services, Inc. (MES) offers the following information and recommendations concerning the unstable soils at the Holland, Michigan Mercantile Bank site. MES has been on site numerous times during the last two weeks for meetings with the owner's representative, architect, project manager, and excavator, concerning the stripping and filling operations for the proposed project with freezing temperatures and moisture conditions of the soil.

The topsoil has been stripped for the building area and most of the drives and parking lots. Excavation of the basement has started with the excavated soils stockpiled on site. It was the excavator's intent to use the excavated soils for the fill required to raise the parking/drive areas. The excavated soil consists of silty fine sand (moist to wet) and silty clay (moist).

In an attempt to proceed with fill operations, Ron Meyer Excavating proofrolled an area Southeast of the proposed building near the area on the site plan designated as wetland. Peat and very soft organic clay was encountered and removed in a limited area, (only a limited area at the time because of freezing temperatures). Approximately 137 cubic yards of peat and clay was removed with an excavator and dozer up to a depth of approximately 4 feet below the existing subgrade over an area just over 3000 square feet. After proofrooling the exposed soils, it was recommended by MES that if the clay soils were to be used for the fill, that the soils should be placed in 6 inch lifts and compacted without the vibrator being used on the vibratory roller. After several lifts were placed, the subgrade became unstable, as indicated by




               __________________________________________________

                  CORPORATE OFFICE: WAUKESHA, WI 262-970-0764

 APPLETON, WI   CHIPPEWA FALLS, WI   GREEN BAY, WI   RIPON, WI   CHAMPAIGN, IL
         CHICAGO, IL   O'FALLON, IL   MERRILLVILLE, IN   ST. LOUIS, MO

Mercantile Bank
Unstable Soils
Holland, Michigan
Project No. 9-35224
Page 2

the rolling action under the weight of the roller and front-end loader, probably attributed to the high moisture conditions on both the subgrade and fill soils. Other areas on the site are also becoming unstable due to construction traffic.

It appears that the silty fine sand layer present below the topsoil is saturated and the underlying clay strata are confining the moisture. The compaction efforts and construction traffic appear to be causing the subgrade soils to become unstable.

Due to the high moisture conditions of the subgrade soils and site soils available for fill, it is not likely that the moisture content of the existing soils can be significantly lowered due to seasonal temperatures and precipitation.

MES recommends the following for constructing the fill and providing an access road to the building.

     1.   Precautions should be taken to minimize frost penetration.

     2. Areas to receive fill should be stripped of topsoil, frost and unsuitable soils as defined in MES Subsurface Exploration and Foundation Evaluation Report No. 9-33031, dated July 21, 2003.

     3. After stripping, the existing subgrade should be proofrolled to determine if the existing subgrade is stable enough to receive fill.

     4. If the existing subgrade is stable, engineered fill may be placed to bring the area to planned grades. Engineered fill should consist of MDOT Class II sand imported to the site as the on-site soils do not meet the requirements for Class II granular materials.

     5. If the existing subgrade is not stable, the following options may be considered:

               A.   (1)  Remove unstable soils to a stable subgrade or a
                         maximum depth of 2.5 feet below bottom of proposed road gravel grade.

                    (2) If the overexcavated subgrade at the new depth is stable, proceed with engineered fill.

                    (3) If the overexcavated subgrade at the new depth is still unstable, place geogrid BX1100 with or without geofabric ProPex 4553 below the geogrid per the manufacturers recommended procedures. MES only anticipates the need for ProPex 4553 if the subgrade consists of wet silty sand, where the subgrade and fill will need the benefits of the geofabric to keep the soils separated.

                                       [MIDWEST ENGINEERING SERVICES, INC. LOGO]

Mercantile Bank
Unstable Soils
Holland, Michigan
Project No. 9-35224
Page 3

                    B. If the existing subgrade is lower than 2.5' below bottom of road gravel grade, proceed as detailed in item A. (3) above.

Where it is desired to have construction access drives, the MDOT Class II engineered fill should be placed to 6" below proposed bottom of gravel grade and then filled with 6 inches of 3" maximum size crushed concrete. Where it is not desired to have access, the engineered fill may be placed to bottom of proposed road gravel grade.

It is understood that the client desires to have MES monitor the extra work and that extra work should be based on the following quantities, as agreed upon in the field each day by Rockford Construction Company, Ron Meyers Excavating and
MES:

     1. Frozen soil and unstable subgrade removed and stockpiled on site (cubic yard).

     2. Frozen soil and unstable subgrade removed and hauled off site (cubic yard).

     3.   Geogrid BX 1100 placed (square yard).

     4.   Geotextile ProPex 4553 placed (square yard).

     5. MDOT Class II sand placed and compacted to 95% of maximum density by modified proctor method (ASTM D1557). Above project quantities currently on plans (cubic yard).

     6.   Three (3) inch maximum crushed concrete (cubic yard).

After you have had the opportunity of reading this letter, please call at any time with any questions or comments you may have. MES appreciates the opportunity to be of service on this project.

Respectfully Submitted,

MIDWEST ENGINEERING SERVICES, INC.

/s/ Mark S. Frank
Mark S. Frank, P.E.
Branch Manager

Cc:  Bill Granzow; Concept Design Group
     Tom McGovern; Rockford Construction Company
     Tim Dora; Rockford Construction Company
     Jerry Van Den Beldt, Construction Consultants

                                       [MIDWEST ENGINEERING SERVICES, INC. LOGO]

                                              MIDWEST ENGINEERING SERVICES, INC.
                              Geotechnical - Environmental - Materials Engineers
                                                             565 48th Street, SE
                                                          Grand Rapids, MI 49548
                                                                    616-534-8277
                                                                FAX 616-534-1891

[MIDWEST ENGINEERING SERVICES, INC. LOGO]

                                 FAX TRANSMITTAL

ATTENTION: ___________________________      DATE: 1/20/04

  COMPANY: ___________________________      TIME: __________________________

   FAX NO: ___________________________      FROM: Mark Frank

PAGES SENT:     3
            ---------
(Including Cover)  If transmission was not received properly, please call (616)534-8277. Thank you.

REMARKS:   Attn:        BOB KAMINSKI
                        JERRY VANDENBELT
                        BILL GRANZOW
                        KYLE WILSON
                        TOM MCGOVERN
                        TIM DORA
                     Subgrade Soils for
                       parking/drives

                                               /s/ MARK S FRANK
                                               -----------------------

MES is:

[X] Sending by FAX only [ ] Sending original by   [ ] Sending as requested
                            mail
For your:

[ ] Action              [ ] Approval              [X] Information/Records

[ ] Review and comment  [ ] Distribution          [ ] Revision and resubmittal

                         Unstable Subgrade @ 12" to 30"
                         Below Bottom of Road Gravel
                         (Clay Subgrade)

                                    [GRAPH]

                         Unstable Subgrade @ 12" to 30"
                         Below Bottom of Road Gravel
                         (Silty Fine Sand Subgrade)

                                    [GRAPH]

MES MIDWEST ENGINEERING SERVICES, INC.                Project: Proposed Mercantile Bank of West Michigan
GEOTECHNICAL, ENVIRONMENTAL, AND MATERIAL ENGINEERS   Location: Holland, Michigan
                                                      MES Project Number; 9-35224

                           STABLE SUBGRADE @ 12" BELOW
                           BOTTOM OF ROAD GRAVEL

                                    [GRAPH]

                           STABLE SUBGRADE @ 12" TO 30"
                           BELOW BOTTOM OF ROAD GRAVEL

                                    [GRAPH]

MES MIDWEST ENGINEERING SERVICES, INC.                Project: Proposed Mercantile Bank of West Michigan
GEOTECHNICAL, ENVIRONMENTAL, AND MATERIAL ENGINEERS   Location: Holland, Michigan
                                                      MES Project Number: 9-35224

CHANGE                                               OWNER
ORDER                                                ARCHITECT
                                                     CONTRACTOR
                                                     FIELD
AIA DOCUMENT G701                                    OTHER

PROJECT:  Mercantile Bank                    CHANGE ORDER NUMBER:  5
          880 East 16th Street
          Holland, MI                        DATE: January 23, 2004

                                             PROJECT NO: 03209

TO CONTRACTOR:
          Rockford Construction Company      CONTRACT DATE:  December 3, 2003
          8165 Graphic Drive, PO Box 450
          Belmont, MI                        CONTRACT FOR:  General Construction

The Contract is changed as follows:

1.   ANR Requirements to use gravel instead of sand
     over gas lines (850 tons @ $11 a ton = $9,350.00
     + 6% O&P $561.00] = $9,911.00 - $6,466.00
     [from change order 2] = $3,445.00)                        Add:  $ 3,445.00

                                                             TOTAL:  $ 3,445.00

NOT VALID UNTIL SIGNED BY THE OWNER, ARCHITECT AND CONTRACTOR:

The original (Contract Sum)  was........................................        $  3,081,772.30
Net Change by previously authorized Change Orders ......................        $    228,129.80
The (Contract Sum) prior to Change Order was ...........................        $  3,309,902.10
The (Contract Sum) will be (increased)
    by this Change Order in the amount of ..............................        $      3,445.00
The new (Contract Sum)  including this Change
    Order will be ......................................................        $  3,313,347.10
The Contract Time will be  (unchanged) by ( 0 ) days.
The date of Substantial Completion as of the date of this Change Order therefore is

NOTE: This summary does not reflect changes in the Contract Sum, Contract Time or Guaranteed Maximum Price which have been authorized by Construction Change Directive.

Concept Design Group         Rockford Construction Co., Inc.   Mercantile Bank
--------------------------   -------------------------------   -----------------
ARCHITECT                    CONTRACTOR                        OWNER
89 Monroe Center             8165 Graphic Drive NE             880 East 16th Street
--------------------------   -------------------------------   -----------------
ADDRESS                      ADDRESS                           ADDRESS
Grand Rapids, MI, 49503      Belmont, MI 49306                 Holland, MI
--------------------------   -------------------------------   -----------------
BY /s/ WILLIAM GRANZOW       BY /s/ THOMAS MCGOVERN            BY /s/ ROBERT KAMINSKI
   -----------------------     -----------------------------     --------------------

DATE 1-26-04                 DATE 1-26-04                      DATE 1-27-04

CHANGE                                                OWNER
ORDER                                                 ARCHITECT
                                                      CONTRACTOR
                                                      FIELD
AlA DOCUMENT G701                                     OTHER

PROJECT:   Mercantile Bank                  CHANGE ORDER NUMBER: 2
           880 East 16th Street
           Holland, MI                      DATE: January 12, 2004

                                            PROJECT NO: 03209

TO CONTRACTOR:
           Rockford Construction Company    CONTRACT DATE:  December 3, 2003
           8165 Graphic Drive, PO Box 450
           Belmont, MI                      CONTRACT FOR:  General Construction

The Contract is changed as follows:

1.   Placing sand over gas lines in an area 50'x 60'x 5'          Add: $6,100.00

                                                  6% O&P          Add: $  366.00

                                                            Total Add: $6,466.00

NOT VALID UNTIL SIGNED BY THE OWNER, ARCHITECT AND CONTRACTOR:

The original (Contract Sum) was ...................................................    $3,081,772.30
Net Change by previously authorized Change Orders .................................    $      795.00
The (Contract Sum) prior to Change Order was ......................................    $3,082,567.30
The (Contract Sum)  will be (increased) by this Change Order in the amount of......    $    6,466.00
The new (Contract Sum) including this Change
  Order will be ...................................................................    $3,089,033.30
The Contract Time will be (unchanged) by (0) days.
The date of Substantial Completion as of the date of this Change Order therefore is

NOTE: This summary does not reflect changes in the Contract Sum, Contract Time or Guaranteed Maximum Price which have been authorized by Construction Change Directive.

Ron Meyer & Associates                              1357 70(th) Avenue
Excavating, Inc.                                    Zooland, Ml 49484
                                                    Phone: 816 658-5761
                                                    FAX: 616 888-5771
                                                    E-mail: ronmeyer@drenthe.net

December 30, 2003

Torn McGovem
Rockford Construction Co., Inc.
P.O. Box 450
Belmont, Ml 49306

Re: Mercantile Bank - Holland, Ml

I would like to request a change order in the amount of Six Thousand One Hundred and 00/100 dollars ($6,100.00) for placing sand over gas lines in an area 50' x 60' x 5'.

Sincerely,

/s/ Mike Meyer
Mike Meyer
Estimator

Laura July - Gravel over ANR gas lines - Change Order 2                   Page 1

From:      Tom McGovern
To:        Granzow, Bill; July, Laura; Ramey, Jim
Date:      1/12/04 5:25PM
Subject:   Gravel over ANR gas lines - Change Order 2

We have been asked to place gravel instead of sand. Th new price from Ron Meyer is $9350 plus 6% (850 tons at $11/ton).

Laura:
Please modify the change order and fax to Jim Ramey at Concept Designs.

Thanks
Tom

CC:          Dora, Tim